                               SECOND AMENDMENT TO
               PCS BLOCK "C" ORGANIZATION AND FINANCING AGREEMENT
                                       AND
                   COOK INLET WESTERN WIRELESS PV/SS PCS, L.P.
                          LIMITED PARTNERSHIP AGREEMENT

                  THIS SECOND AMENDMENT TO PCS BLOCK "C" ORGANIZATION AND FINANCING AGREEMENT AND COOK INLET WESTERN WIRELESS PV/SS PCS, L.P. LIMITED PARTNERSHIP AGREEMENT (the "Amendment") is entered into as of this 27th day of June, 1996, by and among WESTERN PCS BTA I CORPORATION, a Delaware corporation ("Western BTA"), WESTERN WIRELESS CORPORATION, a Delaware corporation ("WWC"), COOK INLET PV/SS PCS PARTNERS, L.P., a Delaware limited partnership ("Control Group"), COOK INLET TELECOMMUNICATIONS, INC., a Delaware corporation ("Cook Inlet"), SSPCS CORPORATION, a Delaware corporation ("SSPCS"), and PROVIDENCE MEDIA PARTNERS L.P., a Delaware limited partnership ("Providence").

                                    RECITALS

                  A. Western BTA, WWC, Control Group, Cook Inlet, SSPCS and Providence are parties to that certain PCS Block "C" Organization and Financing Agreement dated November 5, 1995, as amended by that certain First Amendment to PCS BLOCK "C" Organization and Financing Agreement and Cook Inlet Western Wireless PV/SS PCS, L.P. Limited Partnership Agreement (the "First Amendment") dated April 8, 1996 (together, the "Organization and Financing Agreement"), whereby the parties thereto specified certain terms with respect to the organization and financing of Cook Inlet Western Wireless PV/SS PCS, L.P. and operation of the Systems, as defined therein, and the terms of various contracts for use among the parties thereto and others in connection with such organization, financing, and operations.

                  B. Control Group and Western BTA are parties to that certain Cook Inlet Western Wireless PV/SS PCS, L.P. Limited Partnership Agreement dated November 5, 1996, as amended by the First Amendment (together, the "Limited Partnership Agreement"), whereby the parties thereto formed Cook Inlet Western Wireless PV/SS PCS, L.P. to apply to the FCC for the right to participate in the Auction and to bid and acquire Licenses, as such terms are defined therein.

                  C. The FCC currently intends to, and in the future from time to time may, reauction Licenses for which the previous high bidder or licensee thereof has defaulted.

                  D. The parties hereto desire to amend, pursuant to the terms and conditions of this Amendment, the Organization and Financing Agreement and the Limited Partnership Agreement to clarify that such agreements also apply to any such subsequent Auctions to which the parties desire to participate.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. The definition of "Auction" in Article I of the Organization and Financing Partnership Agreement hereby is amended and restated as follows:

                "Auction" means the auction conducted by the FCC described in the Recitals to this Agreement, including any future or subsequent Block C PCS auctions conducted by the FCC.

         2. The definition of "Auction" in Article I of the Limited Partnership Agreement hereby is amended and restated as follows:

                "Auction" means the auction conducted by the FCC described in the Recitals to this Agreement, including any future or subsequent Block C PCS auctions conducted by the FCC.

         3. Section 3.1 to the Limited Partnership Agreement hereby is amended and restated as follows:

                3.1 Required Capital Contributions. The required capital contribution ("Required Capital Contribution Amount") to the capital of the Partnership shall be 110% of the Required Down Payment for all Licenses awarded to the Partnership at the Auction. Each Partner's share of the Required Capital Contribution Amount shall be the Required Capital Contribution Amount multiplied by that Partner's respective Required Capital Contribution Amount Percentage, as set forth on
         Schedule I. The amount of each contribution of each Partner shall be recorded by the General Partner as a contribution to the capital of the Partnership. Notwithstanding anything to the contrary, in no event shall the Required Capital Contribution Amount for each Partner exceed the amounts set forth on Schedule I.

         4. Schedule I to the Limited Partnership Agreement hereby is amended and restated in accordance with Schedule A attached hereto.

         5. Except as modified by this Amendment, all respective provisions of the Organization and Financing Agreement and the Limited Partnership Agreement are unchanged and remain in full force and effect and are ratified and confirmed by the parties hereto.

         6. This Amendment may be signed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WESTERN PCS BTA I CORPORATION               COOK INLET TELECOMMUNICATIONS, INC.



By          /s/ Cregg Baumbaugh             By           /s/ Stephen C. Hillard
   -------------------------------            ----------------------------------
    Its     Senior Vice President               Its      Vice President
        --------------------------                  ----------------------------
WESTERN WIRELESS CORPORATION                SSPCS CORPORATION

By          /s/ Cregg Baumbaugh             By          /s/ Meade Sutterfield
   -------------------------------            ----------------------------------
    Its     Senior Vice President               Its     President
        --------------------------                  ----------------------------


COOK INLET PV/SS PCS PARTNERS, L.P.   PROVIDENCE MEDIA PARTNERS L.P.

                                      By     Providence Media GP Limited
By: Cook Inlet Telecommunications,           Partnership, its General Partner
     Inc., its General Partner
                                             By  Providence Ventures L.P.,
                                                 its General Partner

 By        /s/ Mark D. Adolph                    By     /s/ Jonathan M. Nelson
     --------------------------------              -----------------------------
   Its   Vice President                            Its  Managing General Partner
       ------------------------------              -----------------------------

                                   SCHEDULE A

                                       TO

                               SECOND AMENDMENT TO
               PCS BLOCK "C" ORGANIZATION AND FINANCING AGREEMENT
                                       AND
                   COOK INLET WESTERN WIRELESS PV/SS PCS, L.P.
                          LIMITED PARTNERSHIP AGREEMENT

                                   SCHEDULE I

                              SCHEDULE OF PARTNERS

                                 General Partner
                                 ---------------

                                         Maximum          Required
                                        Required          Capital
                                         Capital        Contribution
                                       Contribution        Amount        Initial        Partnership
       Name and Address                   Amount         Percentage     Installment     Percentage
- ----------------------------------     ------------     ------------    -----------     -----------
Cook Inlet PV/SS PCS Partners, L.P.     $12,321,053        48.18%         $1,232         50.10%
1966 - 13th Street, Suite 280
Boulder, Colorado 80302
Facsimile:  (303) 443-5765

                                Limited Partners
                                ----------------

                                         Maximum          Required
                                        Required          Capital
                                         Capital        Contribution
                                       Contribution        Amount        Initial        Partnership
       Name and Address                   Amount         Percentage     Installment     Percentage
- ----------------------------------     ------------     ------------    -----------     -----------
Western PCS BTA I Corporation           $13,249,527        51.82%         $1,375        49.90%
330 120th Avenue NE, Suite 200
Bellevue, Washington 98005
Facsimile:  (206) 450-7731